PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT NET

Property and equipment, net, consists of the following:

	As of December 31,
	2024	2025
Mining machines(1)	$-	$20,298,900
Leasehold improvement	3,976,224	4,128,007
Electronic equipment	620,261	569,462
Furniture	404,188	427,748
Vehicles and canteen equipment	227,745	218,840
Subtotal	5,228,418	25,642,957
Less: accumulated depreciation	2,185,146	7,427,209
Property and equipment, net	$3,043,272	$18,215,748

(1)	As of December 31, 2025, the Group pledged all of its mining machines as collateral under its debt arrangements with Antalpha Digital Pte. Ltd., to maintain compliance with the loan-to-value ratio requirements (refer to Note 12).